Exhibit 31.3

ENVIRI CORPORATION
CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, F. Nicholas Grasberger, III, certify that:
1.              I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Enviri Corporation;
2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2026

/s/ F. NICHOLAS GRASBERGER III
F. Nicholas Grasberger III
Chairman, President and Chief Executive Officer